[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(iv)

Amendment No. 1

(hereinafter called the “Amendment”)

to the

Process Development and Clinical Supply Agreement

effective as of 29 November 2007 and signed by the Parties

on November 29 and December 03, 2007

between

FibroGen Inc.

409 Illinois St

San Francisco, CA 94158

USA

(hereinafter called “FibroGen”)

and

Boehringer Ingelheim Pharma GmbH & Co. KG

Birkendorfer Straße 65

88397 Biberach an der Riß

Germany

(hereinafter called “BI Pharma”)

(each party individually called a “Party” and both parties collectively called the

“Parties”).

Preamble

The Parties entered into the Process Development and Clinical Supply Agreement, effective as of 29 November 2007 and signed by the Parties on November 29 and December 03, 2007, which has been modified by the Letter Agreements entered into on 26 June 2008 and 18 August 2008 (hereinafter together called the “Agreement”).

1.

Amendment 1 to the Process Development and Clinical Supply Agreement between FibroGen / BI Pharma

The Parties have agreed to update Appendix 2 of the Agreement due to their needs and hereby agree to modify the Agreement as follows:

1.	The current Appendix 2 of the Agreement “Project Plan including Project Timeline and Payment Schedule” shall be replaced by the “Master plan: Anti — CTGF FibroGen Inc. / BI Pharma GmbH & Co. KG” (version of May 12, 2009), attached to this Amendment as Attachment 1. Any reference in the Agreement to the Appendix 2 shall be read to reference the new Appendix 2 as attached to this Amendment (including but not limited to the List of Appendices on page 29 of the Agreement).

2.	This Amendment shall take effect as of the date of last signature below and as far as not amended herein, the Agreement shall remain in full force and effect.

Biberach, May 14, 2009	San Francisco, May 28, 2009
Boehringer Ingelheim Pharma GmbH & Co. KG	FibroGen Inc.

ppa.	ppa.
[ * ]	[ * ]	/s/ James Polarek
[ * ]	[ * ]	James Polarek
VP, Protein Therapeutics and Collagen Development

Attachment 1:     Master plan: Anti- CTGF Fibrogen Inc./ BI Pharma GmbH & Co. KG (Version of May 12, 2009)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment 1 to the Process Development and Clinical Supply Agreement between FibroGen / BI Pharma

Attachment 1

[ * ]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.